Investor Presentation Data as of September 30, 2012 Ticker Symbol: FULT (NASDAQ)

This presentation may contain forward-looking statements with respect to Fulton Financial Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. Many factors could affect future financial results including, without limitation: the impact of adverse changes in the economy and real estate markets; increases in non-performing assets which may reduce the level of earning assets and require the Corporation to increase the allowance for credit losses, charge-off loans and incur elevated collection and carrying costs related to such non-performing assets; acquisition and growth strategies; market risk; changes or adverse developments in political or regulatory conditions; a disruption in, or abnormal functioning of, credit and other markets, including the lack of or reduced access to markets for mortgages and other asset-backed securities and for commercial paper and other short-term borrowings; changes in the levels of, or methodology for determining, FDIC deposit insurance premiums and assessments; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and other income growth; investment securities gains and losses; declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth or a decline in loans originated; relative balances of rate-sensitive assets to rate-sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets; goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods. For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in the Corporation’s filings with the Securities and Exchange Commission. Forward-Looking Statements *

About Us Mid-Atlantic financial holding company 6 community banks / 5 states Fulton Financial Advisors Fulton Mortgage Company 270 community banking offices Asset size: $16.3 billion 3,800 team members Market capitalization: $ 2.0 billion Book value per common share: $ 10.36 Tangible book value per common share: $ 7.63 Shares outstanding: 199 million *

1. EPS Growth 2. ROA Improvement 3. Spread Management /Net Interest Margin 4. Improve Asset Quality 5. Deploy Capital Prudently 6. Leverage Market Opportunities 7. Profitable Organic / Acquisitive Growth Corporate Goals and Priorities *

Goals and Priorities 1. Earnings per Share Growth Q3/12 Diluted EPS: 21 cents Up 5.0% linked quarter (20 cents) Up 5.0% year over year (20 cents) *

Income Statement Summary *

Income Statement Summary (Nine Months Ended September 30th) *

Ending Loans *

Diluted EPS *

Non-Interest Income (in millions) * CAGR = 6.4% (2002-2011)

Non-Interest Income *

* Non-Interest Income (Nine Months Ended September 30th)

Non-Interest Income Growth Fulton Mortgage Company Significant Contributor to Non-interest Income Steady Pipeline with Low Rate Environment Leverage our Market Reputation and Brand Expanded Origination Staff Fulton Financial Advisors ($4.0 billion A.U.M.) Brokerage Production Mix (non-recurring / recurring) Referrals from Commercial Bank Team Market Development *

Fulton Mortgage Company Applications up linked quarter: $850 million from $824 million Pipeline $535 million vs. $520 million (End Q3/12 vs. end Q2/12) 40% purchase / 60% refinancing (Q3/12) Sales gains up linked quarter offset by decreased MSR income *

Non-Interest Expenses *

Asset Quality Improvement Core Platform Conversion Enterprise-wide Risk Management and Compliance Priority Resource Commitments *

International Bancshares Corp. People’s United Financial, Inc. Susquehanna Bancshares, Inc. Synovus Financial Corporation TCF Financial Corporation UMB Financial Corporation Valley National Bancorp Webster Financial Corporation *Fulton’s peer group as of September 30, 2012 Associated Banc-Corp BancorpSouth, Inc. BOK Financial Corporation City National Corporation Commerce Bancshares, Inc. Cullen / Frost Bankers, Inc. First Horizon National Corporation FirstMerit Corporation First Niagara Financial Group, Inc. Peer Group* *

More Efficient Than Peers * * Comprised of the 50 largest publicly traded domestic banks/thrifts in asset size as of December 31, 2011. Excludes credit card companies. Source : SNL.com

2. Improve Our Return on Assets Q3/12: 1.02% YTD 9/30/12: 0.98% Goals and Priorities *

ROA Growth *

ROA and Assets, by Bank *

3. Spread Management / Net Interest Margin Q3/12: 3.74% Cost of interest bearing liabilities: 0.90% Yield on earning assets: 4.42% Goals and Priorities *

Net Interest Margin *

6 month cumulative gap: 1.15 Interest Rate Shocks (9/30/12) Rate Change NII Change (Annual) % Change +400 bp + $ 80.4 million + 15.3% +300 bp + $ 57.4 million + 11.0% +200 bp + $ 34.5 million + 6.6% +100 bp + $ 11.9 million + 2.3% - 100 bp - $ 20.5 million - 3.9% *

Deposit Composition *

4. Improve Asset Quality Goals and Priorities *

Non-accrual Loans to Loans *

Allowance for Loan Losses to Loans *

Non-performing Loans* (9/30/12) *

Loan Delinquency *

Construction Exposure Construction Loans / Total Loans 10.5% 8.2% 6.7% 5.1% 5.0% *

* Provision for Credit Losses

5. Deploy Capital Prudently Goals and Priorities *

Total Risk-Based Capital Ratio *

Capital Adequacy (9/30/12 - estimate) *

Capital Adequacy vs. Basel III *

Tangible Book Value Per Share * CAGR = 10.8%

Price Multiple vs. Peer Group * Note: Peer Tangible Book Value and LTM EPS data as of 6/30/2012 . FULT Tangible Book Value and LTM EPS data as of 9/30/2012 .

Deploying Capital Current Uses Support organic growth Increase our cash dividend Stock repurchase Potential Uses Acquisitions with right opportunities *

FULT – Cash Dividend and Yield * CAGR (cash dividend) = 32.3%

Program authorized: June 2012 Purchase of up to 5 million shares through 12/31/12 About 2.5% of outstanding shares Shares repurchased as of September 30, 2012: 2,115,000 Average purchase price: $ 9.63 Stock Repurchase Program *

6. Leverage Market Opportunities Goals and Priorities *

Superior Customer Experience CARE, LISTEN, UNDERSTAND and DELIVER *

Top 3 Box Satisfaction: 84% Delivery on our Promise: Top 3 Box 85% *Survey Sample Size: 4,897 customers Retail Customer Satisfaction* *

Commercial Households: Up 1.9% YTD (2.5% annualized) Retail Households Up 1.7% YTD (2.3% annualized) Net Household Lift: Up 1.7% YTD (2.3% annualized) New Household Growth YTD *

Counties ranked #1 in deposit market share Lebanon, PA (Fulton Bank 30.2%) Salem, NJ (Fulton Bank of New Jersey 26.0%) Counties ranked #2 in deposit market share Lancaster, PA (Fulton Bank 24.3%) Montour, PA (FNB Bank 27.7%) Gloucester, NJ (Fulton Bank of New Jersey 13.4%) Snyder, PA (Swineford National Bank 28.0%) Washington, MD (The Columbia Bank 19.2%) Counties ranked #3 in deposit market share Northampton, PA (Lafayette Ambassador Bank 14.0%) Top County Market Share (6/30/12) *

7. Profitable Organic / Acquisitive Growth Goals and Priorities *

A Valuable Franchise *

2012 Branch Expansion *

Optimal asset size: $ 300 million to $2.5 billion (102 banks in footprint) Good fit geographically Earnings accretive /reasonable tangible book dilution Culturally compatible Acceptable risk profile Meaningful existing market share Acquisitive Growth *

Fulton Financial Corporation One Penn Square Lancaster, PA 17602 www.fult.com Version 2012-11-01

Supplemental Information

Average Deposits *

Interest Rates *

Projected CD Maturities *

Average Loans *

56 relationships with commitments to lend $20 million or more Maximum individual commitment: $39 million Maximum commitment to any builder/developer: $28 million Maximum commitment to any one development project: $15 million Average commercial lending relationship size is $469,332 Loans and corresponding relationships are within Fulton’s geographic market area Summary of Larger Loans (9/30/12) *

Average Loan Growth (vs. prior year period) *

Net Charge-offs (YTD September 2012) *

Net Charge-Offs To Average Loans *

Allowance for Loan Losses to Non-accrual Loans *

Commercial Loans by Industry *

Loan Distribution by State (9/30/12) *

Residential Mortgages (9/30/12) *

Fulton Mortgage Company 73% Available for Sale GOS Spread 1.30% GOS Spread 1.55% GOS Spread 1.58 % GOS Spread 1.87% 76% Available for Sale 69% Available for Sale 70% Available for Sale 88% Available for Sale GOS Spread 1.66% 86% Available for Sale ($ in thousands) *

Residential Mortgage Repurchase Activity Year to date through Q3 2012: 2012 – Servicing Retained Repurchased $ 3,550,000. 2012 – Servicing Released Repurchased $ 610,000. *

C&I Loans (9/30/12) *

Commercial Real Estate Loans (9/30/12) *

Construction Loans (9/30/12) *

Construction Loans by Type (9/30/12) *

Shared National Credits (9/30/12) *

Troubled Debt Restructurings * Note: Excludes non-accrual TDRs

Investment Portfolio (09-30-12) * Book Yield (monthly) 3.49%

Projected Investment Security Cash Flows *

Investment MBS & CMO Cash Flows (2011-2012) * Book Price $101.51 Book Price $101.87 Book Price $102.12

Investment Portfolio – Transactions (3RD Quarter 2012) ($ in Thousands) *

Projected FHLB Advance Maturities *

Fulton Financial Corporation One Penn Square Lancaster, PA 17602 www.fult.com Version 2012-11-01